SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549


                                     FORM 8-K


                                  CURRENT REPORT




     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                                     June 21, 2004
                   Date of Report  (Date of earliest event reported)



                          Plymouth Rubber Company, Inc.
            (Exact name of registrant as specified in its charter)



                Massachusetts              1-5197          04-1733970
         (State or other jurisdiction   (Commission       (IRS Employer
               of incorporation)        File Number)    Identification No.)



               104 Revere Street, Canton, Massachusetts      02021
               (Address of principal executive offices)    (Zip Code)



                                   (781) 828-0220
                  Registrant's Telephone Number, including area code




                                          None
             (Former Name or Former Address, if changed since last report )


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Item 7. Exhibits


(c)  Exhibits:


Exhibit No.              Description

  99.1                  Updated Code of Conduct and Ethics



Item 10. Amendments to the Registrant's Code of Ethics.

         In accordance with the Amex listing requirements the Board of Directors has amended and updated the Company's Code of Conduct and Ethics. The Company is furnishing the updated Code of Conduct and Ethics, a copy of which is attached hereto as Exhibit 99.1.















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                                       SIGNATURES




            Pursuant to the provisions of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized







                                  PLYMOUTH RUBBER COMPANY, INC.
                                          (Registrant)



Date: July 8, 2004                   By   /s/ Joseph J. Berns
                                              Joseph J. Berns
                                        Vice President-Finance and
                                                 Treasurer



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